MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 4

Payment Date:     30-Dec-96
Reporting Month:  November

                                                         Interest    Interest    Principal
          Original        Original Integral    Record    Accrual     Payment     Payment        Ending          Remaining
Class     Balance         Pct Pool Denominatio Date      Factor      Factor      Factor         Balance         Principal Factor
Merit4 A1 $326,920,000.00 84.50%   $1,000.00   30-Nov-96  2.99056219  2.99056219 14.92772311    $194,815,063.37 0.59591051
Merit4 A2  $42,573,000.00 11.00%   $1,000.00   30-Nov-96 12.50000000 12.50000000  0.00000000     $42,573,000.00 1.00000000

          $369,493,000.00                                                                       $237,388,063.37

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 4

Payment Date:         30-Dec-96
Reporting Month       November

Reserve Funds and Subordination

                          Initial Coverage     Beginning Coverage   Adjustments Losses(1)   Insured Balance Ending Coverage
Type
Pool Over Collaterization 4.50% $17,411,678.00 6.50% $16,833,225.41 $0.00       $252,995.81 $254,161,196.27 6.60% $16,773,132.24

                                   Beginning  Current                 Ending
                                    Balance    Deposits   Adjustments  DPR Balance
Discount Principal Reserve Account  $43,756.72 $16,336.45 ($60,093.17) $0.00
(Included in above coverage amount)

Insurance Policies

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,987,981.88 32.00% $2,987,981.88 $0.00       $0.00  $9,322,920.93   32.05% $2,987,981.88

Surplus Summary

Class                      Total Distribution
Surplus                            $222,935.32

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                59          $9,185,727             3.61%
60+ Days                21          $3,232,547             1.27%
90+ Days                62         $12,244,095             4.82%
Foreclosure             19          $3,353,358             1.32%
REO                      8          $2,121,019             0.83%

Totals                 169         $30,136,746            11.86%


Advances on Delinquencies                                      $255,592.84
Non-Recoverable Advances on Delinquencies                            $0.00

(1) Adjustments and Losses are first charged/credited to Discount
Principal Reserve, second to Surplus distribution, and third to Pool Overcollateralization, if Discount Principal Reserve and Surplus would otherwise be less than $0.00.

MERIT SECURITIES CORPORATION


Funds Account Activity Report
MERIT Series 4

Payment Date:     30-Dec-96
Report Date:      November
Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                               Withdrawals

Interest Net of Servicing Fee                 $1,768,380.62            Interest Payments       $1,509,837.09
Principal                                     $4,836,414.52            Principal Payments      $4,880,171.24
Deposits From Discount Principle Reserve Fund    $60,093.17            Surplus                   $222,935.32
Other Deposits                                        $0.00            FSA Fee                    $35,608.21
                                                                       Discount Principal Reserve $16,336.45

Total Deposit                                 $6,664,888.31            Total Withdrawals       $6,664,888.31

                                                                       Ending Balance                  $0.00


Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report
Payment Statement
MERIT Series 4

Payment Date:     30-Dec-96
Reporting Month:  November

          Class
          Interest       Beginning       Interest      Interest      Principal        Total    Applied Ending
  Class   Rate          Balance         Accrual       Payment       Payment     Distribution   Losses  Balance
Merit4 A1  5.875000%  $199,695,234.61   $977,674.59   $977,674.59  $4,880,171.24 $5,857,845.83 $0.00   $194,815,063.37
Merit4 A2 15.000000%   $42,573,000.00   $532,162.50   $532,162.50          $0.00   $532,162.50 $0.00    $42,573,000.00

                      $242,268,234.61 $1,509,837.09 $1,509,837.09  $4,880,171.24 $6,390,008.33 $0.00   $237,388,063.37


  Class     CUSIP     Priority  Principal Type  Interest Type
Merit4 A1   589962AJ8 Senior    Sequential      Floater
Merit4 A2   589962AK5 Senior    Sequential      Floater